UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 26, 2006
STINGER SYSTEMS, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-122583 (Commission File Number)	30-0296398 (IRS Employer Identification No.)
2701 North Rocky Point Drive, Suite 1130
Tampa, Florida 33607
(Address of principal executive offices, including zip code)
(813) 281-1061
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 26, 2006, the Board of Directors of Stinger Systems, Inc. (the "Company") approved a stock option grant to the Company's Chief Financial Officer, David J. Meador, in the amount of 250,000 shares as part of the compensation arrangements for his appointment to the position of Chief Financial Officer. The option was granted under the Company’s 2005 Stock Option/Stock Bonus Plan (the “Plan”) and have an exercise price of $3.98 per share. Of the shares, 60,000 shares will vest on March 1, 2006, 115,000 shares will vest on October 1, 2006, and the balance will vest on May 1, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2006	Stinger Systems, Inc.
	By:	/s/ Robert F. Gruder
Robert F. Gruder
Chief Executive Officer